UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2023

GOLDEN MINERALS COMPANY

(Exact name of registrant as specified in its charter)

delaware	1-13627	26-4413382
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

350 Indiana Street, Suite 650

Golden, Colorado 80401

 (Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 839-5060

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	AUMN	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

TABLE OF CONTENTS

Item 1.01	Entry into a Material Definitive Agreement

Item 9.01	Financial Statements and Exhibits

Signature

Item 1.01	Entry into a Material Definitive Agreement.

Public Offering

On November 6, 2023, Golden Minerals Company (the “Company”), a Delaware corporation, entered into a Securities Purchase Agreement with certain institutional investors (the “Securities Purchase Agreement”) providing for the issuance and sale by the Company in a public offering (the “Offering”), (i) an aggregate of 4,712,488 shares of the Company’s common stock, par value $0.01 per share (the “Common Shares”), at a public offering price of $0.70 per Common Share (the “Initial Shares”); (ii) Series A common warrants (the “Series A Warrants”) to purchase 6,000,000 Common Shares (the “Series A Warrant Shares”) at a public offering price of $0.70 per Common Share; (iii) Series B warrants (the “Series B Warrants” and, together with the Series A Warrants, the “Common Warrants”) to purchase 3,000,000 Common Shares (the “Series B Warrant Shares” and, together with the Series A Warrant Shares, the “Common Warrant Shares”) at a public offering price of $0.70 per Common Share; (iv) pre-funded warrants (the “Pre-Funded Warrants” and, together with the Common Warrants, the “Warrants”) to purchase 1,287,512 Common Shares (the “Pre-Funded Warrant Shares” and, together with the Common Warrant Shares, the “Warrant Shares” and, the Warrant Shares together with the Initial Shares, the “Offered Shares”); and (v) the Warrant Shares, for aggregate gross proceeds from the Offering of approximately $4.2 million, before deducting the placement agent fee (as described in greater detail below) and estimated offering expenses.

The Series A Warrants have an exercise price of $0.70 per share, are exercisable immediately and will expire five years after the initial exercise date, and the Series B warrants have an exercise price of $0.70 per share, are exercisable immediately and will expire 18 months after the initial exercise date.

The Pre-Funded Warrants were sold, in lieu of shares of Common Stock, to such institutional investors whose purchase of shares of Common Stock in the Offering would otherwise result in such institutional investors, together with their respective affiliates and certain related parties, beneficially owning more than 4.99% of the Company’s outstanding Common Stock immediately following the consummation of the Offering. Each Pre-Funded Warrant represents the right to purchase one share of Common Stock at an exercise price of $0.0001 per share. The Pre-Funded Warrants are exercisable immediately and may be exercised at any time until the Pre-Funded Warrants are exercised in full.

The Offering Shares, the Warrants and the shares of Common Stock issuable upon the exercise of the Warrants are registered pursuant to the Company’s registration statement on Form S-1 (File No. 333-274403), and a preliminary prospectus and final prospectus thereto filed with the Securities and Exchange Commission (“SEC”).

H.C. Wainwright & Co. (“HCW”) acted as the exclusive placement agent in connection with the Offering. HCW did not purchase or sell any securities, nor was it required to arrange the purchase or sale of any minimum number or dollar amount of securities. HCW agreed to use its reasonable best efforts to arrange for the sale of the Offering Shares and Warrants (together, the “Securities”). HCW was paid a cash fee equal to six percent (6%) of the aggregate gross proceeds received by the Company from the sale of the Securities at the closing of the Offering and received $125,000 for reimbursement of its expenses.

The Company intends to use the proceeds from the Offering for working capital requirements and general corporate purposes. The Company may use some of the proceeds from the Offering to settle a lawsuit with Unifin Financiera, S.A.B de C.V., which was previously disclosed in the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2023, filed with the SEC on August 9, 2023, should such a settlement be reached.

The Offering closed on November 8, 2023.

Changes to Exercise Price of Certain Warrants Resulting from the Offering

As a result of anti-dilution provisions in certain of the Company’s outstanding warrants, the consummation of the Offering will result in adjustments that reduce the exercise price of certain warrants.

In April 2020, the Company closed on a private placement in which it sold five-year Series A and Series B warrants to acquire shares of Common Stock at an exercise price of $0.30 per share (adjusted to $7.50 per share in connection with the reverse stock split completed on June 9, 2023). On June 29, 2023, upon the closing of the registered direct offering (the “June Offering”) and concurrent private placement (the “June Private Placement” and together with the June Offering, the “June Transactions”) disclosed in the Company’s Current Report on Form 8-K, filed with the SEC on June 29, 2023, the (i) exercise price of $7.50 for the Series A warrants was adjusted downward to the closing price of the June Offering of $1.45 after consummation of the June Transactions and (ii) exercise price of $7.50 for the Series B warrants was adjusted to $6.50 after the consummation of the June Transactions. Upon consummation of the Offering, the exercise price of $1.45 for the Series A warrants will be adjusted downward to the closing price of the Offering of $0.70. No further adjustment is required to the exercise price of the Series B warrants. Series A warrant holders have the right to purchase an aggregate of 44,000 shares of Common Stock and Series B holders have the right to purchase 10,000 shares of Common Stock.

Item 9.01 Financial Statements and Exhibits.

The foregoing descriptions of the Securities Purchase Agreement and the Securities are not complete and are qualified in their entirety by reference to the full text of the agreements, copies of the forms of which are filed as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, to this report and are incorporated by reference herein.

(d)       Exhibits.

Exhibit No.	Description
10.1	Form of Securities Purchase Agreement between Golden Minerals Company and certain institutional investors, dated as of November 6, 2023.
10.2	Form of Series A Warrant.
10.3	Form of Series B Warrant.
10.4	Form of Pre-Funded Warrant.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 9, 2023

Golden Minerals Company

By:	/s/ Julie Z. Weedman
Name: Julie Z. Weedman
Title: Senior Vice President and Chief Financial Officer